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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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         Date of Report (Date of Earliest Event Reported): July 27, 2000

                             BARNEYS NEW YORK, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


              0-26229                                   13-4040818
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      (Commission File Number)             (I.R.S. Employer Identification No.)

575 FIFTH AVENUE
NEW YORK, NEW YORK                                               10017
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(Address of Principal Executive offices)                       (Zip Code)

                                 (212) 339-7300
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               (Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)
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

ITEM 5. OTHER EVENTS

         On July 27, 2000, the Registrant issued a press release disclosing that Allen Questrom will resign from his position as President and Chief Executive Officer of Barneys New York, Inc. ("Barneys") effective September 15, 2000. Mr. Questrom will remain on the Board of Directors of Barneys as its Chairman. The press release, which is filed as Exhibit 99.1 to this Form 8-K and hereby incorporated by reference, contains a more complete description of such events.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.     Exhibit
-----------     -------

99.1 Press Release, dated July 27, 2000, announcing the resignation of Allen Questrom.




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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                Barneys New York, Inc.


Date: August 1, 2000.           By: /s/ Marc H. Perlowitz
                                    ---------------------------------------
                                         Marc H. Perlowitz
                                         Executive Vice President




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



                                  EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    -------

99.1 Press Release, dated July 27, 2000, announcing the resignation of Allen Questrom.